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                                                                       EXHIBIT 4

                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]


COMMON STOCK                                                        COMMON STOCK


NUMBER                                                                    SHARES


                                     [LOGO]

INCORPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
THE STATE OF DELAWARE                                        CERTAIN DEFINITIONS

                                                              CUSIP 125946 10 3


This Certifies that



is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

                        OF THE PAR VALUE OF $.01 EACH OF

                              CN BIOSCIENCES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, CN BIOSCIENCES, INC. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.



                                     [SEAL]


Dated
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/s/ James G. Stewart                    /s/ Stelios B. Papadopoulos
Secretary                               Chairman, Chief Executive
                                        Officer and President


Countersigned and Registered:
ChaseMellon Shareholder Services, L.L.C.
Transfer Agent and Registrar

Authorized Signature
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                     [BACK OF CERTIFICATE]
                      CN BIOSCIENCES, INC.

   The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF TRANS MIN ACT - ____________
                                                             (Cust)

TEN ENT - as tenants by the           Custodian___________under Uniform
          entireties                             (Minor)

JT TEN - as joint tenants with        Transfers to Minors Act__________
         right of survivorship                                 (State)
         not as tenants in common

Additional abbreviations may also be used though not in the above list.

   For Value received, ______________________________________ hereby sell,

assign and transfer unto__________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                         ]
- --------------------------------------------------------------------------

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       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

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- --------------------------------------------------------------------Shares

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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

Attorney to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated, __________________  X ___________________________________________________

                           X ___________________________________________________

                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED: __________________________________________________________

                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED,
THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF REPLACEMENT CERTIFICATE.